PAGE 1
KEYSTONE GROWTH AND INCOME FUND (S-1)
SEEKS GROWTH OF CAPITAL AND LONG-TERM GROWTH OF INCOME.

Dear Shareholders:

We are pleased to report to you on the Keystone Growth and Income Fund (S-1) for the fiscal year that ended on August 31, 1997. Following our letter to you, we have included a discussion with your Fund's portfolio manager and complete financial information.

PERFORMANCE

Keystone Growth and Income Fund (S-1) produced a total return of 34.76% for the 12 months that ended on August 31. The benchmark Standard & Poors 500 Index, an unmanaged index generally representative of the domestic stock market, returned 40.65% during the same period.
  We believe your Fund performed satisfactorily in a strong environment favoring large capitalization "blue chip" stocks. In a year in which market leadership tended to be confined to a relatively narrow band of the stocks of the largest companies with leadership rotating from sector to sector, your Fund successfully provided generous returns while seeking its objective through investments in a broadly diversified portfolio.

ENVIRONMENT

The 12-month period was an extremely rewarding time for investments in the stocks of the nation's largest companies. An environment of moderate growth, restrained inflation, relatively low interest rates, and strong corporate earnings encouraged investor confidence, and the broad market indices soared to new highs. The market did fall into a temporary correction from late February through early April 1997, as investors became concerned about the possibility of an over-heated economy that potentially could lead to revived inflation and higher interest rates. These concerns receded, however, by mid-April as reports of strong first quarter corporate profits and modest inflation reassured investors. The stock market resumed its ascent through the spring and early summer before drawing back somewhat toward the close of the fiscal year in August. Over the full 12 months, the strongest performance was turned in by many of the nation's largest, brand name companies that enjoyed national, and even international, leadership in their industries.

INVESTMENT STRATEGY

Throughout the period, the Keystone Growth and Income Fund (S-1) continued its emphasis on larger capitalization, high quality growth companies that have been at the core of the Fund's portfolio. In fact, the Fund has increased its emphasis on companies such as General Electric and Microsoft, which have been consistent strong performers and which have shown an ability to capitalize on their international franchises and industry leadership to increase their profitability. During the summer, your Fund also modestly increased its investments in medium-size companies, consistent with the Fund's discipline of investing in companies with strong earnings, solid managements and market leadership. We believe these mid-cap stock investments, which accounted for approximately 15% of net assets at the end of the fiscal year, have the potential to enhance performance should market leadership broaden beyond the largest capitalization stocks. The emphasis of the Fund, however, remains with the world class, blue chip growth companies on which the Fund traditionally has concentrated.

                                 -- CONTINUED--

PAGE 2
KEYSTONE GROWTH AND INCOME FUND (S-1)

OUTLOOK

We believe that as long as inflation remains subdued, interest rates can remain relatively stable and the favorable environment for stocks should continue. The outlook for large, blue chip stocks remains favorable, especially for those companies that have demonstrated an ability to capitalize on their industry leadership and strong franchises to grow their profitability. At the same time, the stock valuations of many of these companies have approached record levels, and it would not be unexpected if well managed, mid-sized companies show renewed market strength.
  A word of caution is in order. We believe that mutual fund investors should moderate their expectations about future returns, and not anticipate an indefinite continuation of the extraordinary, above-average returns that have characterized the market for the past 12 months. Moreover, it would not be unusual if the market experiences a major correction in stock prices. Such a correction may be painful when it occurs, but is a normal event in a market cycle. Investors experiencing them should remind themselves of their long-term objectives and not be overly influenced by short-term events.
  We thank you for your support of Keystone Growth and Income Fund (S-1).

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT CO.

/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

[Photos of Albert H. Elfner, III and George S. Bissell appear here]

                               A Discussion With
                               Your Fund Manager

                   [Photo of Judith A. Warners appears here]

   JUDITH A. WARNERS IS PORTFOLIO MANAGER OF KEYSTONE GROWTH AND INCOME FUND (S-1). A MEMBER OF THE SECURITY ANALYSTS SOCIETY, MS. WARNERS HAS MORE THAN 17 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. SHE HOLDS A BA FROM CURRY COLLEGE AND AN MBA FROM BABSON COLLEGE. SHE IS A MEMBER OF THE KEYSTONE GROWTH AND INCOME TEAM.

Q WHAT WAS THE ENVIRONMENT LIKE DURING THE YEAR THAT ENDED ON AUGUST 31?

A Basically, it was an environment that favored large cap stocks. In fact, while the overall market indices recorded very substantial increases over the 12 months, much of that was due to the performance of the largest 50 stocks. We started the fiscal year with a very supportive environment of strong economic growth and rising corporate profits. Early in 1997, however, investors became concerned that the growth might become too strong, and that inflation could return. The fear was that this could cause an increase in interest rates, which eventually would cut into corporate profits. The Federal Reserve Board did raise short-term rates once in late March. The anticipation and reaction to this one-time tightening of the money supply caused a sharp correction in March and early April. However, as evidence grew at the end of the first quarter that growth was slowing down and inflation did not appear to be a problem, the stock market took off again, with a very strong rally from mid-April through July. In fact, the Standard & Poors 500 Index rose 7% in July 1997 alone. Things started cooling a little bit in August, as some blue chip companies, most notably Gillette Co. and Coca-Cola Co., warned of earnings that will be disappointing to Wall Street. However, if you look at the period from August 31, 1996 through August 31, 1997, you would have to say generally that large capitalization, industry-leading companies with national and international franchises were the big winners in stock performance.

Q HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A We concentrated, and even increased our holdings, in the high quality, growth companies that have consistently been the core of our portfolio. If you look at our major investments, you will see names like General Electric Co., Microsoft Corp., IBM Corp., and Bristol-Myers Squibb Co. These are quality companies, with histories of demonstrable earnings growth, strong managements, and visible name brands. These blue chip companies consistently have made up 65% or more of the portfolio, and they have been an excellent investment over the past two years. This summer, we have increased somewhat our holdings in mid-cap companies that also have histories of earnings growth, strong managements,

PAGE 4
KEYSTONE GROWTH AND INCOME FUND (S-1)

TOP 10 STOCK HOLDINGS

AUGUST 31, 1997

                                                      % OF
COMPANY                                            NET ASSETS
General Electric Co.                                   3.3%
Microsoft Corp.                                        2.1%
International Business Machines Corp.                  2.1%
Bristol-Myers Squibb Co.                               2.0%
Merck & Co., Inc.                                      1.8%
SLM Holding Corp.                                      1.7%
American Home Products Corp.                           1.7%
Exxon Corp.                                            1.7%
Procter & Gamble Co.                                   1.6%
Intel Corp.                                            1.5%

and leadership positions in their industries. We have added to our positions in companies such as HBO & Co.; Kohl's Corp., a mid-western retailer; and Falcon Drilling, a company involved in offshore energy exploration. We believe that as the market broadens out and investors start looking for more growth niche stocks, these companies have the potential to do very well. In fact, we have started to see some evidence of a possible broadening out of market leadership in late summer. These mid-cap stocks, however, are not expected to account for more than 20-to-25% of the portfolio. The fund has been and will remain a blue chip-oriented fund.

Q IN THE LAST REPORT, YOU DISCUSSED AN EMPHASIS ON INTEREST-RATE SENSITIVE STOCKS, SUCH AS BANKS AND REAL ESTATE INVESTMENT TRUSTS. DO YOU STILL EMPHASIZE THIS AREA?

A We remain heavily weighted in interest-rate sensitive stocks. While we continue to have a heavy emphasis in real estate investment trusts, or REITs, we have cut back there a little bit primarily because that area was such a strong performer in 1996 and early 1997 that we decided to take some profits. We probably have increased our overall emphasis in the finance sector, including banks, insurance and security industries. However, we have taken some profits from the very big bank stocks, and redeployed into some mid-cap banking stocks. This is an area in the market that is benefiting from industry consolidation. Among the names we have added are First Commerce Corp., First American Corp., and Mellon Bank Corp. As long as the economy is moving along well and interest rates and inflation are stable, the finance sector is a good place to be.

Q IN WHAT OTHER AREAS DO YOU HAVE AN EMPHASIS?

A We have remained committed to the general pharmaceutical area, consistent with that industry's weighting in the S&P 500. In the drug area, we tend to own top-line growth companies with a consistent flow of new products to keep revenues growing. We hold positions in companies such as Bristol-Myers Squibb Co., Merck & Co., Inc., and American Home Products Corp. We are overweighted in telecommunications, which we believe has tremendous market opportunities. We own more integrated companies, such as Worldcom Inc., a leading Internet access provider company; equipment companies such as Northern Telecom Ltd.; and Cisco Systems, Inc., a systems router for telecommunications carriers. Other telecommunications-related holdings include Motorola Inc., GTE Corp, Loral Space and Communications, Ltd., and Iridium World Communications. The last two companies are involved in satellite communications.

TOP 5 INDUSTRIES

AUGUST 31, 1997

                                                      % OF
INDUSTRY                                           NET ASSETS
Healthcare Products & Services                        10.8%
Finance & Insurance                                   10.8%
Banks                                                  8.3%
Oil                                                    6.6%
Telecommunications Services & Equipment                6.4%

Q WHAT IS YOUR OUTLOOK?

A We continue to feel we are in a growth environment, with interest rates trending downward and inflation still under control. We are watching closely for signs of any pickup in inflation, but up until now productivity enhancements have offset any potential inflationary pressures. In this environment, we remain flexible, with a major commitment to the large cap stocks that have been market leaders, but with an eye to see if market movement toward mid-cap stocks becomes a sustained trend.

                             [Graphic appears here]

          THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400
                           CHARLOTTE, N.C. 28288-1195

PAGE 6
KEYSTONE GROWTH AND INCOME FUND (S-1)

                            Growth of an Investment

[Graph appears below with the following information:]

Growth of an investment in
Keystone Growth and Income Fund (S-1)
(In Thousands)  August 31, 1987 through August 31, 1997

          Initial Investment       Dividend Reinvestment

8/87           $10,000.00               $10,000.00
8/88           $ 6,952.00               $ 7,545.00
8/89           $ 9,119.00               $10,185.00
8/90           $ 8,432.00               $ 9,721.00
8/91           $ 9,225.00               $12,133.00
8/92           $ 8,509.00               $12,179.00
8/93           $ 9,335.00               $13,922.00
8/94           $ 8,524.00               $13,822.00
8/95           $ 8,439.00               $14,739.00
8/96           $ 9,199.00               $18,463.00
8/97           $10,940.00               $24,879.00


[Line Graph appears below with the following information:]

             Fund           CPI           S&P 500

8/87      $10,000.00     $10,000.00     $10,000.00
8/88      $ 7,545.00     $10,402.00     $ 8,218.00
8/89      $10,185.00     $10,891.00     $11,262.00
8/90      $ 9,721.00     $11,502.00     $10,237.00
8/91      $12,133.00     $11,939.00     $12,985.00
8/92      $12,179.00     $12,315.00     $14,013.00
8/93      $13,922.00     $12,655.00     $16,140.00
8/94      $13,822.00     $13,021.00     $17,019.00
8/95      $15,739.00     $13,363.00     $20,663.00
8/96      $18,463.00     $13,747.00     $24,531.00
8/97      $24,879.00     $14,052.00     $34,496.00


  The cumulative and average annual total returns with sales charge calculations reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their investment earned the returns in the lines marked "w/o sales charge."
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.
  You may exchange your shares for another Keystone Classic fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.

HISTORICAL RECORD
CUMULATIVE TOTAL RETURN
1 year w/o sales charge                             34.76%
1 year w/ sales charge                              31.76%
5 years                                            104.28%
10 years                                           148.79%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                             34.76%
1 year w/ sales charge                              31.76%
5 years                                             15.36%
10 years                                             9.54%

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

  SHARES                                              VALUE
COMMON STOCKS-- 94.5%
                   AEROSPACE & DEFENSE-- 1.0%
     25,000        Boeing Co.....................  $  1,360,938
     20,600        United Technologies Corp......     1,608,087
                                                      2,969,025
                   AUTOMOTIVE EQUIPMENT &
                   MANUFACTURING-- 4.3%
     93,000        Federal-Mogul Corp............     3,324,750
     65,000        Ford Motor Co.................     2,795,000
     40,000        Goodyear Tire & Rubber Co.....     2,465,000
     75,000   *    Lear Corp.....................     3,435,937
     50,000        Toyota Motor Corp.............     1,304,024
                                                     13,324,711
                   BANKS-- 8.3%
     46,000        BankAmerica Corp..............     3,027,375
     36,500        BankBoston Corp...............     3,034,062
     30,081        Chase Manhattan Corp..........     3,344,631
     76,000        First American Corp...........     3,206,250
     64,000        First Commerce Corp...........     3,404,000
     89,000        Firstar Corp..................     2,998,188
     76,000        Mellon Bank Corp..............     3,657,500
     30,000        NationsBank Corp..............     1,781,250
     27,500        Norwest Corp..................     1,579,531
                                                     26,032,787
                   BUILDING, CONSTRUCTION &
                   FURNISHINGS-- 0.5%
    275,000   *    Cemex SA......................     1,515,706
                   BUSINESS EQUIPMENT &
                   SERVICES-- 0.5%
     40,000   *    USA Waste Services, Inc.......     1,680,000
                   CAPITAL GOODS-- 5.6%
     75,000        Deere & Co....................     4,200,000
     50,000        Emerson Electric Co...........     2,734,375
    167,000        General Electric Co...........    10,437,500
                                                     17,371,875
                   CHEMICAL & AGRICULTURAL
                   PRODUCTS-- 2.2%
     70,000        Du Pont (E. I.) De Nemours &
                     Co..........................     4,361,875
     80,000        Morton International, Inc.....     2,660,000
                                                      7,021,875
  SHARES                                              VALUE

COMMON STOCKS-- CONTINUED
                   CONSUMER PRODUCTS &
                   SERVICES-- 3.2%
     32,000        Gillette Co...................  $  2,650,000
     37,000        Procter & Gamble Co...........     4,923,312
     65,400        Stewart Enterprises, Inc......     2,579,213
                                                     10,152,525
                   DIVERSIFIED COMPANIES-- 2.2%
     50,000        AlliedSignal, Inc.............     4,128,125
     35,000        Tyco International Ltd........     2,745,313
                                                      6,873,438
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- 4.1%
     90,000   *    Analog Devices, Inc...........     2,981,250
     52,000        Intel Corp....................     4,782,375
     40,000        Motorola, Inc.................     2,935,000
     20,000        Texas Instruments, Inc........     2,272,500
                                                     12,971,125
                   FINANCE & INSURANCE-- 10.0%
     32,500   *    American Express Co...........     2,526,875
     45,000        American International Group,
                     Inc.........................     4,246,875
     60,800        Associates First Capital
                     Corp........................     3,530,200
     55,000        Federal National Mortgage
                     Association.................     2,420,000
     71,900        Greenpoint Financial Corp.....     4,426,344
     65,000        Hartford Life, Inc. Cl. A.....     2,425,312
     70,000        Nationwide Financial Services,
                     Inc. Cl. A..................     1,942,500
     40,000        SLM Holding Corp..............     5,420,000
     45,000   *    Travelers Group, Inc..........     2,857,500
     22,500        Washington Mutual, Inc........     1,345,781
                                                     31,141,387
                   FOOD & BEVERAGE PRODUCTS-- 3.0%
     53,000        Coca Cola Co..................     3,037,563
     70,000        Pepsico, Inc..................     2,520,000
     90,000        Philip Morris Companies,
                     Inc.........................     3,926,250
                                                      9,483,813

PAGE 8
KEYSTONE GROWTH AND INCOME FUND (S-1)

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 10.8%
     75,000        American Home Products Corp...  $  5,400,000
     83,300        Bristol-Myers Squibb Co.......     6,330,800
    140,000   *    Healthsouth Corp..............     3,491,250
     70,000        Johnson & Johnson.............     3,968,125
     33,000        Medtronic, Inc................     2,982,375
     60,000        Merck & Co., Inc..............     5,508,750
     60,000        Pfizer, Inc...................     3,322,500
     66,000        SmithKline Beecham Plc ADS....     2,858,625
                                                     33,862,425
                   INDUSTRIAL SPECIALTY PRODUCTS &
                   SERVICES-- 0.9%
     75,000   *    United States Filter Corp.....     2,700,000
                   INFORMATION SERVICES &
                   TECHNOLOGY-- 4.0%
     58,000   *    BMC Software, Inc.............     3,628,625
     30,000   *    HBO & Co......................     2,146,875
     50,600   *    Microsoft Corp................     6,690,269
                                                     12,465,769
                   METAL PRODUCTS & SERVICES-- 2.4%
     37,000        Aluminum Co. of America.......     3,043,250
     25,000        Phelps Dodge Corp.............     2,010,938
    110,000        Vale Do Rio Doce Navegacao
                     SA..........................     2,560,249
                                                      7,614,437
                   OFFICE EQUIPMENT & SUPPLIES-- 2.9%
     40,000        Hewlett-Packard Co............     2,452,500
     66,000        International Business
                     Machines Corp...............     6,657,750
                                                      9,110,250
                   OIL-- 6.6%
     25,000        Anadarko Petroleum Corp.......     1,835,937
     38,000   *    British Petroleum Plc.........     3,215,750
     86,000        Exxon Corp....................     5,262,125
     30,000        Mobil Corp....................     2,182,500
     92,000        Royal Dutch Petroleum Co......     4,669,000
     30,000        Texaco, Inc...................     3,457,500
                                                     20,622,812
  SHARES                                              VALUE

COMMON STOCKS-- CONTINUED
                   OIL FIELD SERVICES-- 2.3%
     47,100        Diamond Offshore Drilling,
                     Inc.........................  $  2,572,838
    100,000   *    Falcon Drilling...............     3,150,000
     30,000        Halliburton Co................     1,432,500
                                                      7,155,338
                   PAPER & PACKAGING-- 2.4%
     50,000   *    Bowater, Inc..................     2,559,375
     55,000   *    Champion International Corp...     3,255,313
     30,000        International Paper Co........     1,582,500
                                                      7,397,188
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 1.6%
     20,000        Disney (Walt) Co..............     1,536,250
    140,000        Westinghouse Electric Corp....     3,605,000
                                                      5,141,250
                   REAL ESTATE-- 4.4%
     70,000        Arden Realty, Inc. REIT.......     2,021,250
     80,000        Beacon Properties REIT........     2,880,000
     45,000        Camden Property Trust REIT....     1,327,500
     80,000        First Industrial Realty Trust,
                     Inc. REIT...................     2,470,000
    100,001        Patriot American Hospitality,
                     Inc. REIT...................     2,437,524
     70,000        TriNet Corporate Realty Trust,
                     Inc. REIT...................     2,489,375
                                                     13,625,649
                   RETAILING & WHOLESALE-- 4.8%
     52,500   *    Costco Companies., Inc........     1,891,641
     42,000   *    Dollar General Corp...........     1,740,375
     72,000        Home Depot, Inc...............     3,397,500
     45,000   *    Kohls Corp....................     3,102,187
     60,000        Sears, Roebuck & Co...........     3,405,000
     40,000        Wal-Mart Stores, Inc..........     1,420,000
                                                     14,956,703

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997

  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 5.5%
     40,000   *    Cisco Systems, Inc............  $  3,013,750
     90,000        GTE Corp......................     4,010,625
    100,000   *    Iridium World Communications..     3,581,250
     33,700        Northern Telecom Ltd..........     3,340,512
    105,000   *    WorldCom, Inc.................     3,146,719
                                                     17,092,856
                   TRANSPORTATION-- 1.0%
     65,000        Canadian National Railway
                     Co..........................     3,229,688
                   TOTAL COMMON STOCKS
                     (COST $235,141,913).........   295,512,632
CONVERTIBLE PREFERRED-- 1.7%
                   FINANCE & INSURANCE-- 0.8%
     60,000        SunAmerica, Inc.
                     $3.188, PERCS...............     2,658,750
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 0.9%
     50,000        Loral Space & Communications
                     Ltd.
                     6.00%, Series 144A..........     2,693,750
                   TOTAL CONVERTIBLE PREFERRED
                     (COST $4,775,425)...........     5,352,500

  SHARES                                              VALUE

RIGHTS-- 0.0% (B)
                   METAL PRODUCTS & SERVICES-- 0.0% (B)
$   110,000        Vale Rio Doce Cia
                     12/31/99....................  $         10
                   TOTAL RIGHTS
                     (COST $0)...................            10

REPURCHASE AGREEMENT-- 3.6%
 11,311,000        Keystone Joint Repurchase
                     Agreement, Investments in
                     repurchase agreements, in a
                     joint trading account
                     purchased 8/27/97, 5.5847%,
                     maturing 9/2/97, maturing
                     value $11,318,019 (a)
                     (cost, $11,311,000).........    11,311,000

TOTAL INVESTMENTS--
  (COST $251,228,338)                      99.8%     312,176,142
OTHER ASSETS AND
  LIABILITIES-- NET                         0.2          759,339

NET ASSETS                                 100.0%   $312,935,481

* Non-income producing securities.
 (a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 31, 1997.
(b) Less than one-tenth of a percent.
144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.
ADS-- American Depository Shares.
PERCS-- Preferred Equity Redemption Cumulative Stock.
REIT-- Real Estate Investment Trust.

GEOGRAPHIC DIVERSIFICATION

The Fund may invest in securities principally traded in markets outside the United States. While investments in such securities are intended to reduce risk by providing further diversification, foreign investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. At August 31, 1997, the Fund had investments, excluding short-term investments, in the following countries:

                                                                       MARKET       PERCENTAGE OF
COUNTRY                                                                VALUE         NET ASSETS
United States....................................................   $274,590,328         87.8%
Bermuda..........................................................      3,581,250          1.1%
Brazil...........................................................      2,560,259          0.8%
Canada...........................................................      6,570,200          2.1%
Japan............................................................      1,304,024          0.4%
Mexico...........................................................      1,515,706          0.5%
The Netherlands..................................................      4,669,000          1.5%
United Kingdom...................................................      6,074,375          2.0%
                                                                    $300,865,142         96.2%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                        YEAR ENDED AUGUST 31,
                                                                         1997        1996        1995        1994        1993
NET ASSET VALUE BEGINNING OF YEAR                                        $25.05      $22.98      $23.21      $25.42      $23.17
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      0.15        0.12        0.25        0.16        0.11
Net gain (loss) on investments and foreign currency related
  transactions                                                             7.97        3.69        2.66       (0.35)       3.11
Total from investment operations                                           8.12        3.81        2.91       (0.19)       3.22
LESS DISTRIBUTIONS
From net investment income                                                (0.15)      (0.54)      (0.25)      (0.23)      (0.11)
In excess of net investment income                                        (0.05)      (0.22)      (0.11)      (0.05)      (0.17)
From net realized gain on investments                                     (3.18)      (0.98)      (2.78)      (1.74)      (0.69)
Total distributions                                                       (3.38)      (1.74)      (3.14)      (2.02)      (0.97)
NET ASSET VALUE END OF YEAR                                              $29.79      $25.05      $22.98      $23.21      $25.42
TOTAL RETURN (A)                                                          34.76%      17.31%      13.87%      (0.72%)     14.31%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                           1.57%       1.85%       1.75%       2.07%       2.28%
  Total expenses, excluding indirectly paid expenses                       1.56%       1.84%        N/A         N/A         N/A
  Net investment income                                                    0.55%       0.52%       1.09%       0.67%       0.47%
PORTFOLIO TURNOVER RATE                                                     109%        139%        115%         73%         96%
AVERAGE COMMISSION RATE PAID PER SHARE                                 $ 0.0598    $ 0.0635         N/A         N/A         N/A
NET ASSETS END OF YEAR (THOUSANDS)                                     $312,935    $224,819    $199,456    $208,532    $234,688


                                                                                        YEAR ENDED AUGUST 31,
                                                                         1992        1991        1990        1989        1988

NET ASSET VALUE BEGINNING OF YEAR                                        $25.12      $22.97      $24.82      $18.93      $27.23
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      0.15        0.19        0.22        0.32        0.46
Net gain (loss) on investments and foreign currency related
  transactions                                                            (0.11)       4.72       (1.29)       6.16       (6.77)
Total from investment operations                                           0.04        4.91       (1.07)       6.48       (6.31)
LESS DISTRIBUTIONS
From net investment income                                                (0.15)      (0.26)      (0.65)      (0.59)      (0.46)
In excess of net investment income                                        (0.17)      (0.25)      (0.09)          0           0
From net realized gain on investments                                     (1.67)      (2.25)      (0.04)          0       (1.53)
Total distributions                                                       (1.99)      (2.76)      (0.78)      (0.59)      (1.99)
NET ASSET VALUE END OF YEAR                                              $23.17      $25.12      $22.97      $24.82      $18.93
TOTAL RETURN (A)                                                           0.38%      24.82%      (4.56%)     34.99%     (24.55%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                           2.08%       2.33%       2.35%       2.05%       1.77%
  Total expenses, excluding indirectly paid expense                         N/A         N/A         N/A         N/A         N/A
  Net investment income                                                    0.61%       0.93%       1.36%       2.16%       2.28%
PORTFOLIO TURNOVER RATE                                                      95%         64%         47%         44%         82%
AVERAGE COMMISSION RATE PAID PER SHARE                                      N/A         N/A         N/A         N/A         N/A
NET ASSETS END OF YEAR (THOUSANDS)                                     $204,004    $176,985    $154,124    $187,696    $195,375

(a) Excluding applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE GROWTH AND INCOME FUND (S-1)

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

ASSETS
 Investments, at value
   (identified cost-- $251,228,338)             $312,176,142
 Cash                                                    617
 Receivable for investments sold                     840,449
 Dividends and interest receivable                   480,647
 Receivable for Fund shares sold                     176,238
 Prepaid expenses                                     43,781
   Total assets                                  313,717,874
LIABILITIES
 Payable for investments purchased                   296,083
 Payable for Fund shares redeemed                    201,603
 Distribution plan expense payable                   201,129
 Due to affiliates                                    10,500
 Accrued expenses and other liabilities               73,078
   Total liabilities                                 782,393
NET ASSETS                                      $312,935,481
NET ASSETS REPRESENTED BY
 Paid-in capital                                $214,226,655
 Accumulated distributions in excess of
   net investment income                             (16,188)
 Accumulated net realized gain on investments
   and foreign currency related transactions      37,777,500
 Net unrealized appreciation on investments
   and foreign currency related transactions      60,947,514
   Total net assets applicable to outstanding
     shares of beneficial interest ($29.79 per
     share on 10,504,769 shares outstanding)    $312,935,481

STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1997

INVESTMENT INCOME
 Dividends (net of foreign taxes
   of $58,633)                                      $ 5,155,917
 Interest                                               533,010
   Total income                                       5,688,927
EXPENSES
 Management fee                     $ 1,794,364
 Distribution plan expenses           1,535,556
 Transfer agent fees                    683,706
 Accounting expenses                     44,985
 Trustee fees and expenses                5,931
 Custodian fees                         136,192
 Registration fees                       47,804
 Auditing and legal                      41,471
 Printing                                31,980
 Miscellaneous expenses                   6,423
   Total expenses                     4,328,412
   Less: Expenses paid indirectly       (20,588)
 Net expenses                                         4,307,824
 Net investment income                                1,381,103
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
 Net realized gain (loss) on
   Investments                       42,390,850
   Foreign currency related
     transactions                       (12,863)
 Net realized gain on investments
   and foreign currency related
   transactions                                      42,377,987
 Net change in unrealized
   appreciation on investments and
   foreign currency related
   transactions                                      35,362,301
 Net realized and unrealized gain
   on investments and foreign
   currency related transactions                     77,740,288
 Net increase in net assets
   resulting from operations                        $79,121,391

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED AUGUST 31,
                                                                                              1997            1996
OPERATIONS
  Net investment income                                                                   $  1,381,103    $  1,158,899
  Net realized gain on investments and foreign currency related transactions                42,377,987      35,400,173
  Net change in unrealized appreciation (depreciation) on investments and foreign
     currency related transactions                                                          35,362,301      (2,334,533)
     Net increase in net assets resulting from operations                                   79,121,391      34,224,539
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                                (1,381,103)     (4,796,628)
  In excess of net investment income                                                          (640,844)     (1,898,638)
  From net realized gain on investments                                                    (30,039,258)     (8,574,523)
     Total distributions to shareholders                                                   (32,061,205)    (15,269,789)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                                103,353,377      54,640,514
  Payment for shares redeemed                                                              (89,890,447)    (61,283,587)
  Net asset value of shares issued in reinvestment of distributions                         27,593,101      13,051,460
     Net increase in net assets resulting from capital share transactions                   41,056,031       6,408,387
     Total increase in net assets                                                           88,116,217      25,363,137
NET ASSETS:
  Beginning of year                                                                        224,819,264     199,456,127
  End of year, including undistributed (distributions in excess of) net investment
     income of ($16,188) and $5,624,332, respectively                                     $312,935,481    $224,819,264

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE GROWTH AND INCOME FUND (S-1)

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Growth and Income Fund (S-1), (the "Fund") is a Pennsylvania trust for which Keystone Investment Management Company ("Keystone") is the investment adviser and manager. Keystone was formerly a wholly owned subsidiary of Keystone Investments, Inc ("KII") and is currently a subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is growth of capital and long-term growth of income.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price.
  Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders.
  Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at an amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions and foreign currency transactions. Net realized foreign currency gains and losses resulting from the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received are reflected in dividend and interest income. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

F. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income or excise tax is required.

G. DISTRIBUTIONS

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for net realized gains from foreign currency related transactions and certain distributions received from investments in real estate investment trusts.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                   YEAR ENDED AUGUST 31,
                                     1997          1996
Shares sold                        3,800,615     2,238,539
Shares redeemed                   (3,349,695)   (2,509,938)
Shares issued in reinvestment
  of dividends and
  distributions                    1,079,325       568,144
Net increase                       1,530,245       296,745

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended August 31, 1997 were $295,493,216 and $285,581,225, respectively.
  On August 31, 1997, the cost of investments for federal income tax purposes was $251,233,941, gross

PAGE 16
KEYSTONE GROWTH AND INCOME FUND (S-1)

unrealized appreciation of investments was $61,779,044 and gross unrealized depreciation of investments was $836,843, resulting in net unrealized appreciation of $60,942,201 for federal income tax purposes.

4. DISTRIBUTION PLAN

Since December 11, 1996, Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") has served as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Fund has adopted a Distribution Plan as allowed by Rule 12b-1 of the 1940 Act. The Distribution plan permits the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution plan expenses". The Fund pays a service fee equal to 0.25% of its average daily net assets and a distribution fee equal to 0.75% of its average daily net assets. Distribution Plan expenses are calculated daily and paid monthly.
  With respect to the Fund's shares, the principal underwriter may incur distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EKD and/or EKIS may continue as compensation for services which had been earned while the Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.
  Contingent deferred sales charges paid by redeeming shareholders may be paid to EKD or its predecessor.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed daily and paid monthly, which is determined by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly owned subsidiary of Keystone, served as investment manager to the Fund and provided investment management and administrative services. Under the investment advisory agreement between KMI and Keystone, Keystone served as investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  During the year ended August 31, 1997, the Fund paid or accrued $44,985 to Keystone for certain accounting services. Additionally, Evergreen Keystone Services Company ("EKSC") (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Effective January 1, 1997, BISYS Fund Services, Inc. ("BISYS"), an affiliate of EKD, began serving as the Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For this service, BISYS is paid a fee by Keystone, which is not a Fund expense.

  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. DISTRIBUTIONS TO SHAREHOLDERS

A dividend of $0.05 per share was declared on September 22, 1997 from net investment income. This dividend was payable on September 24, 1997 to shareholders of record at the close of business on September 22, 1997. This dividend is not reflected in these financial statements.

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE GROWTH AND INCOME FUND (S-1)

We have audited the accompanying statement of assets and liabilities of Keystone Growth and Income Fund (S-1), including the schedule of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Growth and Income Fund (S-1) as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
September 26, 1997

                    FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS
                                  (UNAUDITED)

During the fiscal year ended August 31, 1997, The Fund paid distributions of $32,061,205. Included in these distributions are, $22,387,749 long-term capital gain distributions. The remaining $9,678,533 is taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts. Of the ordinary income distributions, 42%, is eligible for the corporate dividends received deduction. The above figures may differ from those previously reported and those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting (book) purposes and internal revenue service (tax) purposes.
In January 1998, we will send you complete information on the distributions paid during calendar year 1997 to help you in completing your federal tax return.

                                     KEYSTONE
                                FAMILY OF FUNDS

                             [Graphic appears here]

                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

       NOT
      FDIC         MAY LOSE VALUE
     INSURED       NO BANK GUARANTEE

EVERGREEN KEYSTONE DISTRIBUTOR, INC.

Evergreen KeystoneSM is a Service Mark of
Evergreen
Keystone Investment Services, Inc.
Copyright 1997.

[Graphic appears here]


S1-R Rev 01

                                    KEYSTONE

                          (Photo Exists in Film ONLY.
                               Will See on Dylux)

                                   GROWTH AND
                               INCOME FUND (S-1)

                  [Evergreen Keystone Funds logo appears here]

                                 ANNUAL REPORT
                                AUGUST 31, 1997